                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 21, 1999
                                (DATE OF REPORT)


                                UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         PENNSYLVANIA                    1-11071                23-2668356
(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)


                               460 N. GULPH ROAD
                    KING OF PRUSSIA, PENNSYLVANIA        19406
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Corporation                                                         Form 8-K
Page 2                                                        September 21, 1999


ITEM 5. OTHER EVENTS

     On September 21, 1999, the Registrant, through affiliates of its wholly owned subsidiary, UGI Enterprises, Inc., acquired FLAGA Beteiligungs Aktiengesellschaft, the largest propane distributor in Austria, and issued the attached news release announcing the acquisition.

     The news release is included as an exhibit to this report and is incorporated in this Item 5 by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     (99) News release dated September 21, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UGI CORPORATION
                                             (REGISTRANT)

                                             By: /s/ Anthony J. Mendicino
                                                 ----------------------------
                                                 Anthony J. Mendicino
                                                 Vice President - Finance and
                                                 Chief Financial Officer

Date: September 21, 1999

                                 EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

   (99)                  News release dated September 21, 1999






                                      A-1